Exhibit 10.20

October 3, 2016

To:	Idaho Power Company/IDACORP, Inc. Bank Group

From:	Wells Fargo Bank, National Association, as Administrative Agent

Re:
(i) Idaho Power Company $300 Million Credit Agreement dated as of November 6, 2015 (the “Idaho Power Credit Agreement”) and (ii) IDACORP, Inc. $100 Million Credit Agreement dated as of November 6, 2015 (the “IDACORP, Inc. Credit Agreement” and together with the Idaho Power Credit Agreement, the “Credit Agreements”)

Reference is hereby made to the Credit Agreements described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreements.

Pursuant to Section 2.21(a) of the Idaho Power Credit Agreement, Idaho Power Company has requested that the Facility Termination Date be extended for an additional year until November 5, 2021. Idaho Power Company has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall be payable only in the event that the extension of the Facility Termination Date until November 5, 2021 is approved in accordance with Section 2.21(b) of the Idaho Power Credit Agreement.

Pursuant to Section 2.21(a) of the IDACORP, Inc. Credit Agreement, IDACORP, Inc. has requested that the Facility Termination Date be extended for an additional year until November 5, 2021. IDACORP, Inc. has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall be payable only in the event that the extension of the Facility Termination Date until November 5, 2021 is approved in accordance with Section 2.21(b) of the IDACORP, Inc. Credit Agreement.

Please insert your institution’s name and indicate on the following page whether you consent to the requested extension of the Facility Termination Date for each of the Idaho Power Credit Agreement and the IDACORP, Inc. Credit Agreement until November 5, 2021, and email a PDF copy of this letter to Sharika Robinson at Robinson, Bradshaw & Hinson, P.A. (srobinson@robinsonbradshaw.com).

Your response is requested prior to 5:00 p.m. (EDT) on October 18, 2016.

Please contact Catherine Coles (phone: 415.834.4822; email: catherine.coles@wellsfargo.com) or Chase Alexander (phone: 704.410.4692; email: chase.alexander@wellsfargo.com) if you have any questions.

Thank you for your attention to this matter.

JPMorgan Chase Bank, N.A. hereby (select one):

___✓_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

___✓_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Credit Risk Director

Date: October 17, 2016

Wells Fargo Bank, NA hereby (select one):
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Gregory R. Gredvig
Name: Gregory R. Gredvig
Title: Vice President

Date: October 11, 2016

US Bank, National Association hereby:

X	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

X	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Holland H. Williams
Name: Holland H. Williams
Title: Vice President

Date: October 11, 2016, 2016

KeyBank National Association hereby (select one):
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Keven D Smith
Name: Keven Smith
Title: Senior Vice President

Date: October 17, 2016

THE BANK OF NEW YORK MELLON hereby (select one):

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

Date: October 17, 2016

MUFG UNION BANK, N.A. hereby (select one):
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

Date: October 18, 2016

Bank of America Merrill Lynch hereby (select one):
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 5, 2021.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 5, 2021.

By: /s/ Elisa Kang
Name: Elisa Kang
Title: SVP

Date: October 18, 2016